UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2016

QS

STRATEGIC REAL

RETURN FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Fund name change

Prior to April 1, 2016, the Fund was known as QS Legg Mason Strategic Real Return Fund. There was no change in the Fund’s investment objective, policies and strategies as a result of this name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Strategic Real Return Fund for the twelve-month reporting period ended September 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice:

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) replaced QS Legg Mason Global Asset Allocation, LLC and QS Batterymarch Financial Management, Inc. as the adviser and a subadviser to the Fund. Legg Mason Partners Fund Advisor, LLC remains the Fund’s investment manager, and ClearBridge Investments, LLC, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Ltd. (“Western Japan”) remain subadvisers to the Fund. Additionally, effective April 1, 2016, the Fund’s name changed from QS Legg Mason Strategic Real Return Fund to QS Strategic Real Return Fund.

QS Investors utilizes a team management approach, which effective June 14, 2016 is headed by Adam J. Petryk, CFA, Thomas Picciochi and Ellen Tesler to manage the assets of the Fund. Mr. Petryk has served as a portfolio manager of the Fund since June 2016. Mr. Picciochi and Ms. Tesler have served as portfolio managers for the Fund since May 2014. Stephen A. Lanzendorf, CFA and Joseph S. Giroux continue as portfolio managers for the Global Equity Securities sleeve subadvised by QS Investors.

Effective August 1, 2016, the portfolio managers for the Inflation-Linked Debt Securities sleeve subadvised by Western Asset, WAML and Western Japan are S. Kenneth Leech and Frederick R. Marki. Mr. Leech and Mr. Marki have been portfolio managers for this Fund sleeve since 2014 and August 2016, respectively. These portfolio managers, both of whom are employed by Western Asset, work together with a broader investment management team.

II	QS Strategic Real Return Fund

For more information regarding these changes, please see the prospectus supplements dated February 4, 2016, June 3, 2016 and July 19, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

QS Strategic Real Return Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s initial reading for third quarter 2016 GDP growth — released after the reporting period ended — was 2.9%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on September 30, 2016, the unemployment rate was 5.0%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In September 2016, 24.9% of Americans looking for a job had been out of work for more than six months, versus 26.8% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on September 21, 2016, as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the September meeting it said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Inflation remained relatively benign during the reporting period. For the twelve months ended September 30, 2016, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was 1.5%. The CPI-U less food and energy was 2.2% over the same period. Inflation-protected securities generated strong results during the reporting period. During the twelve-months ended September 30, 2016, the Bloomberg Barclays U.S. TIPS Indexv gained 6.58%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

IV	QS Strategic Real Return Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]	The Bloomberg Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

QS Strategic Real Return Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. Under normal market conditions, the Fund, using a tactical asset allocation program, seeks to provide an attractive long-term real return. The Fund defines real return as total return reduced by the impact of inflation. In seeking to meet its investment goal, the Fund implements a tactical asset allocation program overseen by its adviser, QS Investors, LLC (“QS Investors”). The Fund may allocate its assets among five investment “sleeves” which we believe are generally complementary to each other, with the following target allocations of the Fund’s net assets:

•	Inflation-Linked Debt Securities (40%)

•	Global Equity Securities (20%)

•	Commodity-Linked Securities (20%)

•	Exchange-Traded Funds (“ETFs”) that invest in Real Estate Investment Trusts (“REITs”)[i] (10%)

•	Tactical Strategy (10%)

QS Investors uses tactical asset allocation to dynamically shift the portfolio among these five sleeves, depending on the fundamental drivers of inflation at the time. The composition and asset allocation of the Fund’s investment portfolio will vary over time, based on QS Investors’ overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are primarily based on QS Investors’ evaluations of future consumer price trends and the relative attractiveness of the asset classes in which the Fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. Holdings in a particular strategy may also vary because of performance differences among the different strategies.

The Fund utilizes a “multi-manager” approach, whereby the adviser and each subadviser provide day-to-day management for one or more of the investment sleeves. The adviser and each subadviser use different investment strategies in managing the sleeves, act independently from the others in their management of the investment sleeve for which they are responsible, and use their own methodology for selecting investments. Currently, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) manage the Inflation-Linked Debt Securities Sleeve and, QS Investors manages the Global Equity Securities Sleeve, the Commodity-Linked Securities Sleeve, the ETF REITs Sleeve and the Tactical Strategy Sleeve. QS Investors may also allocate a portion of the Fund’s assets to ClearBridge Investments, LLC (“ClearBridge”), either in place of, or in addition to, the subadvisers named above. Western Asset manages the Fund’s cash and short-term instruments. The Fund uses commodity derivatives (swaps and S&P GSCI®ii futures) to gain exposure to commodities. These derivatives are fully collateralized with cash.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Inflation was nonexistent at the start of the reporting period on October 1, 2015, as U.S. headline inflation was running at an annual rate of 0.0%. This was largely an

QS Strategic Real Return Fund 2016 Annual Report	1

Fund overview (cont’d)

effect of falling energy prices. As oil prices started to recover from their lows in February 2016, the inflation rate moved up slightly to 1.1% at August 31, 2016. Core inflation, which excludes the effects of food and energy prices, moved upward after an initial decline in the fourth quarter of 2015. That rate increased from 1.9% at September 30, 2015 to 2.3% at August 31, 2016.

Over the year ended September 30, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices caused by Saudi Arabia’s additional efforts to protect its market share. Matters were made worse by Iran’s anticipated increase in oil production once international sanctions were lifted. Low oil prices pose a threat to the stability of U.S. shale oil companies and their ability to service debt. As a result, high yield debt and the Energy sector were hit hard at the end of calendar year 2015.

January 2016 started with fears of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February 2016. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors. The Peoples Bank of China cut the required reserve ratio for banks in a bid to increase liquidity. The U.S. Federal Reserve Board (the “Fed”)iii stated that its decisions would consider the impact of a significantly stronger dollar and of events offshore that could threaten global growth. Finally, the European Central Bank cut its main financing rate to zero and expanded its quantitative easing program.

By June 2016, equity markets had recovered, but while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Britain potentially leaving the European Union took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500 Indexiv reach record highs in mid-August, while volatility (as measured by the Chicago Board Options Exchange Volatility Index (VIX)v) was at 2-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September 2016, with central banks across the Group of Ten (“G10”)vi leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three Fed governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. In any case, there continued to be suggestions that monetary policy is at the limit of its effectiveness, and that it is now time for fiscal policy to play a bigger role.

Global equities, as measured by the MSCI All Country World Index (“MSCI ACWI”)vii, increased by 12.6% over the reporting period. Other asset classes that saw increases included real estate investment trusts (“REITs”), which gained 20.6% as measured by the FTSE NAREIT All REITs Indexviii and inflation-protected bonds, which were up 6.6% as measured by the

2	QS Strategic Real Return Fund 2016 Annual Report

Bloomberg Barclays U.S. TIPS Indexix. The Citigroup 1-Month U.S. Treasury Bill Indexx, a measure of one-month Treasury bills, returned 0.16%, reflecting a very slight increase in the level of short-term interest rates. On the losing side, the S&P GSCI® Index of commodity markets returned -12.2%.

Q. How did we respond to these changing market conditions?

A. At the beginning of the period, we were underweight U.S. Treasury Inflation-Protected Securities (“TIPS”)xi and commodities while overweight equities and real estate. Low inflation and falling energy prices kept us generally underweight inflation-sensitive instruments, while continued prospects for growth pointed us toward overweighting equities. We became more defensive in February 2016 and March 2016 as equity markets collapsed in the first part of 2016, and switched to a negative view on equities and REITS and a positive view on fixed income. By the end of the period, we were again positive on equities and REITS while also remaining slightly positive on TIPS, as the asset has continued to perform well since the beginning of 2016.

Performance review

For the twelve months ended September 30, 2016, Class A shares of QS Strategic Real Return Fund, excluding sales charges, returned 4.41%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. TIPS Index, returned 6.58% for the same period. The Lipper Flexible Portfolio Funds Category Average1 returned 7.97% over the same time frame.

Performance Snapshot as of September 30, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
QS Strategic Real Return Fund:
Class A	3.65%	4.41%
Class A2	3.60%	4.27%
Class C	3.28%	3.68%
Class I	3.76%	4.68%
Class IS	3.90%	4.83%
Bloomberg Barclays U.S. TIPS Index	2.69%	6.58%
Lipper Flexible Portfolio Funds Category Average[1]	5.50%	7.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 659 funds for the six-month period and among the 604 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS Strategic Real Return Fund 2016 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2016, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.43%, 1.80%, 2.25%, 1.25% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets will not exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements take into account the expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributors to performance were the allocations to equity (managed by QS Investors and representing approximately 19.9% of the total Fund as of September 30, 2016) and the allocation to ETF REITs (via the Vanguard REIT Index ETF and representing approximately 9.6% of the Fund as of September 30, 2016). Over the year ended September 30, 2016, the MSCI ACWI Index returned 12.6% while the FTSE NAREIT All REITs Index returned 20.6%.

Q. What were the leading detractors from performance?

A. The only detractor from performance was the allocation to the futures contracts in the Commodities sleeve (with notional contract value representing 20% of the total Fund as of September 30, 2016). For the year ended September 30, 2016, the S&P GSCI® Index returned -12.2%.

Thank you for your investment in QS Strategic Real Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Adam J. Petryk, CFA

Portfolio Manager

QS Investors, LLC

4	QS Strategic Real Return Fund 2016 Annual Report

Thomas Picciochi

Portfolio Manager

QS Investors, LLC

Ellen Tesler

Portfolio Manager

QS Investors, LLC

October 18, 2016

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to market and price fluctuations. The Fund is non-diversified, and therefore it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage, which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. The Fund is subject to the illiquidity, credit and interest rate risks of REITs, as well as risks associated with small-and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 20 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Strategic Real Return Fund 2016 Annual Report	5

Fund overview (cont’d)

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index.

vi

The Group of Ten (“G10”) includes the wealthiest eleven member nations of the International Monetary Fund (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and USA).

vii

The MSCI All Country World Index (“MSCI ACWI”) a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

viii	The FTSE NAREIT All REITs Index consists of all tax-qualified Real Estate Investment Trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List.

ix	The Bloomberg Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

[x]	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

xi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	QS Strategic Real Return Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2016 and September 30, 2015 and does not include derivatives, such as written options, futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

QS Strategic Real Return Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2016 and held for the six months ended September 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	3.65%	$1,000.00	$1,036.50	1.33%	$6.77	Class A	5.00%	$1,000.00	$1,018.35	1.33%	$6.71
Class A2	3.60	1,000.00	1,036.00	1.53	7.79	Class A2	5.00	1,000.00	1,017.35	1.53	7.72
Class C	3.28	1,000.00	1,032.80	2.08	10.57	Class C	5.00	1,000.00	1,014.60	2.08	10.48
Class I	3.76	1,000.00	1,037.60	1.08	5.50	Class I	5.00	1,000.00	1,019.60	1.08	5.45
Class IS	3.90	1,000.00	1,039.00	0.98	5.00	Class IS	5.00	1,000.00	1,020.10	0.98	4.95

8	QS Strategic Real Return Fund 2016 Annual Report

[1]	For the six months ended September 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

QS Strategic Real Return Fund 2016 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/16	4.41%	4.27%	3.68%	4.68%	4.83%
Five Years Ended 9/30/16	0.78	N/A	0.04	1.03	N/A
Inception* through 9/30/16	1.76	-2.33	1.02	2.01	0.31

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/16	-1.63%	-1.73%	2.68%	4.68%	4.83%
Five Years Ended 9/30/16	-0.41	N/A	0.04	1.03	N/A
Inception* through 9/30/16	0.85	-3.79	1.02	2.01	0.31

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/26/10 through 9/30/16)	12.16%
Class A2 (Inception date of 10/31/12 through 9/30/16)	-8.83
Class C (Inception date of 2/26/10 through 9/30/16)	6.90
Class I (Inception date of 2/26/10 through 9/30/16)	14.04
Class IS (Inception date of 12/15/11 through 9/30/16)	1.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are February 26, 2010, October 31, 2012, February 26, 2010, February 26, 2010 and December 15, 2011, respectively.

10	QS Strategic Real Return Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of QS Strategic Real Return Fund vs. Bloomberg Barclays U.S. TIPS Index‡ — February 26, 2010 - September 2016

Value of $1,000,000 invested in

Class I Shares of QS Strategic Real Return Fund vs. Bloomberg Barclays U.S. TIPS Index‡ — February 26, 2010 -September 2016

QS Strategic Real Return Fund 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

‡

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of QS Strategic Real Return Fund on February 26, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment in the Bloomberg Barclays U.S. TIPS Index. The Bloomberg Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	QS Strategic Real Return Fund 2016 Annual Report

Consolidated schedule of investments

September 30, 2016

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 36.2%
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/21	893,561	$912,217
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	284,945	334,679
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	954,696	1,170,816
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,331,963	2,729,522
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	342,226	472,533
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	2,309,075	2,931,280
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	922,276	1,328,922
U.S. Treasury Bonds, Inflation Indexed	3.375%	4/15/32	135,583	198,957
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	144,749	192,572
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	791,244	1,062,475
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	830,739	855,935
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	1,724,459	2,045,558
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,216,168	1,253,549
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	721,133	797,163
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	1,967,679	1,989,111
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	683,755	728,208
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	2,156,826	2,193,544
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	890,425	956,240
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	2,528,068	2,577,386
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	2,475,338	2,634,388
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	999,493	1,020,116
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	858,146	878,613
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	2,231,207	2,266,397
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	1,861,434	1,929,008
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	2,929,204	3,073,081
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,500,039	1,521,938
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	538,517	548,497
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	5,286,973	5,560,362
Total U.S. Treasury Inflation Protected Securities (Cost — $42,366,717)				44,163,067
Corporate Bonds & Notes — 0.6%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Devon Energy Corp., Senior Notes	5.850%	12/15/25	230,000	258,837
Materials — 0.4%
Metals & Mining — 0.4%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	250,000	269,605

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Annual Report	13

Consolidated schedule of investments (cont’d)

September 30, 2016

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	5.250%	11/8/42	220,000	$207,959
Total Materials				477,564
Total Corporate Bonds & Notes (Cost — $726,368)				736,401
U.S. Government & Agency Obligations — 15.8%
U.S. Government Obligations — 15.8%
U.S. Treasury Bills	0.188%	12/15/16	10,300,000	10,296,138	(a)
U.S. Treasury Bills	0.422%	3/16/17	9,000,000	8,983,125	(a)
Total U.S. Government & Agency Obligations (Cost — $19,273,146)				19,279,263

			Shares
Common Stocks — 19.9%
Consumer Discretionary — 2.5%
Auto Components — 0.1%
Delphi Automotive PLC			2,200	156,904
Automobiles — 0.5%
Fuji Heavy Industries Ltd.			5,400	202,794	(b)
Mazda Motor Corp.			8,400	129,059	(b)
Mitsubishi Motors Corp.			17,500	81,537	(b)
Peugeot SA			12,437	189,862	*(b)
Total Automobiles				603,252
Diversified Consumer Services — 0.2%
New Oriental Education & Technology Group Inc., ADR			4,300	199,348	*
Hotels, Restaurants & Leisure — 0.4%
Brinker International Inc.			2,800	141,204
Jack in the Box Inc.			1,469	140,936
Wyndham Worldwide Corp.			2,862	192,698
Total Hotels, Restaurants & Leisure				474,838
Household Durables — 0.1%
Electrolux AB, Class B Shares			5,448	136,523	(b)
Leisure Products — 0.1%
Vista Outdoor Inc.			4,733	188,657	*
Media — 0.4%
CBS Corp., Class B Shares, Non Voting Shares			3,037	166,246
Starz, Class A Shares			5,349	166,835	*
Time Warner Inc.			1,300	103,493
Total Media				436,574

See Notes to Consolidated Financial Statements.

14	QS Strategic Real Return Fund 2016 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Specialty Retail — 0.5%
AutoNation Inc.	2,575	$125,428	*
Home Depot Inc.	2,400	308,832
Lowe’s Cos. Inc.	2,752	198,722
Total Specialty Retail		632,982
Textiles, Apparel & Luxury Goods — 0.2%
Pandora A/S	2,340	283,736	(b)
Total Consumer Discretionary		3,112,814
Consumer Staples — 1.8%
Beverages — 0.5%
Dr. Pepper Snapple Group Inc.	3,082	281,417
Kirin Holdings Co., Ltd.	9,000	149,006	(b)
PepsiCo Inc.	1,162	126,391
Total Beverages		556,814
Food & Staples Retailing — 0.1%
Wal-Mart Stores Inc.	1,725	124,407
Food Products — 0.1%
Ajinomoto Co. Inc.	5,000	111,378	(b)
Household Products — 0.5%
Church & Dwight Co. Inc.	2,534	121,429
Clorox Co.	1,871	234,212
Reckitt Benckiser Group PLC	2,926	275,740	(b)
Total Household Products		631,381
Personal Products — 0.2%
Kao Corp.	5,400	304,160	(b)
Tobacco — 0.4%
Altria Group Inc.	1,898	120,011
KT&G Corp.	1,541	175,508 (b)
Swedish Match AB	4,582	168,061 (b)
Total Tobacco		463,580
Total Consumer Staples		2,191,720
Energy — 1.6%
Energy Equipment & Services — 0.3%
Dril-Quip Inc.	1,750	97,545 *
Petrofac Ltd.	8,900	102,841 (b)
Subsea 7 SA	10,941	117,784	*(b)
Total Energy Equipment & Services		318,170
Oil, Gas & Consumable Fuels — 1.3%
Apache Corp.	3,300	210,771

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Annual Report	15

Consolidated schedule of investments (cont’d)

September 30, 2016

QS Strategic Real Return Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Cenovus Energy Inc.	7,600	$109,080
Exxon Mobil Corp.	1,759	153,526
Formosa Petrochemical Corp.	66,000	199,087	(b)
Koninklijke Vopak NV	2,500	131,220	(b)
Polskie Gornictwo Naftowe i Gazownictwo SA	97,360	128,950	(b)
S-Oil Corp.	2,642	195,809	(b)
Tesoro Corp.	2,758	219,427
Valero Energy Corp.	4,725	250,425
Total Oil, Gas & Consumable Fuels		1,598,295
Total Energy		1,916,465
Financials — 3.8%
Banks — 1.5%
Bank of America Corp.	16,070	251,495
BNP Paribas SA	2,537	130,442	(b)
Canadian Imperial Bank of Commerce	2,400	186,099
Citigroup Inc.	3,900	184,197
Citizens Financial Group Inc.	7,488	185,028
DBS Group Holdings Ltd.	9,000	102,169	(b)
JPMorgan Chase & Co.	3,052	203,233
KeyCorp	10,950	133,261
Mizuho Financial Group Inc.	79,500	132,828	(b)
National Bank of Canada	6,200	219,844
Societe Generale SA	4,843	167,135	(b)
Total Banks		1,895,731
Capital Markets — 0.3%
3i Group PLC	13,761	115,831	(b)
Bank of New York Mellon Corp.	3,400	135,592
Macquarie Group Ltd.	2,754	173,484	(b)
Total Capital Markets		424,907
Consumer Finance — 0.2%
Capital One Financial Corp.	3,086	221,667
Insurance — 1.8%
Allianz SE, Registered Shares	1,827	271,187	(b)
Allstate Corp.	3,572	247,111
American Financial Group Inc.	1,739	130,425
AXA SA	8,489	180,614	(b)
Axis Capital Holdings Ltd.	1,400	76,062
Dai-ichi Life Insurance Co., Ltd.	11,500	157,841	(b)

See Notes to Consolidated Financial Statements.

16	QS Strategic Real Return Fund 2016 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Insurance — continued
Hannover Rueck SE	2,601	$278,619	(b)
Hanover Insurance Group Inc.	1,981	149,407
SCOR SE	4,943	153,644	(b)
Swiss Life Holding, Registered Shares	844	218,116	(b)
Swiss Re AG	1,882	169,796	(b)
Travelers Cos. Inc.	991	113,519
Total Insurance		2,146,341
Total Financials		4,688,646
Health Care — 2.2%
Biotechnology — 0.6%
Amgen Inc.	1,321	220,356
Gilead Sciences Inc.	3,161	250,098
Shire PLC	1,394	90,101	(b)
United Therapeutics Corp.	1,812	213,961	*
Total Biotechnology		774,516
Health Care Equipment & Supplies — 0.5%
Baxter International Inc.	3,970	188,972
Edwards Lifesciences Corp.	2,019	243,411	*
Hoya Corp.	4,400	176,700	(b)
Total Health Care Equipment & Supplies		609,083
Health Care Providers & Services — 0.9%
Aetna Inc.	1,684	194,418
Anthem Inc.	1,969	246,735
Cardinal Health Inc.	2,862	222,377
Express Scripts Holding Co.	2,450	172,799	*
McKesson Corp.	1,045	174,254
WellCare Health Plans Inc.	650	76,109	*
Total Health Care Providers & Services		1,086,692
Pharmaceuticals — 0.2%
Teva Pharmaceutical Industries Ltd., ADR	4,513	207,643
Total Health Care		2,677,934
Industrials — 1.9%
Aerospace & Defense — 0.7%
Boeing Co.	2,282	300,631
Northrop Grumman Corp.	1,651	353,231
Safran SA	2,457	176,666	(b)
Total Aerospace & Defense		830,528

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Annual Report	17

Consolidated schedule of investments (cont’d)

September 30, 2016

QS Strategic Real Return Fund

Security	Shares	Value
Airlines — 0.1%
Southwest Airlines Co.	3,000	$116,670
Building Products — 0.1%
Owens Corning	2,273	121,355
Electrical Equipment — 0.2%
Vestas Wind Systems A/S	2,862	236,457	(b)
Machinery — 0.2%
Toro Co.	4,836	226,518
Professional Services — 0.2%
Experian PLC	7,493	150,128	(b)
Manpowergroup Inc.	2,201	159,045
Total Professional Services		309,173
Road & Rail — 0.4%
Central Japan Railway Co.	1,689	288,965	(b)
West Japan Railway Co.	3,600	222,856	(b)
Total Road & Rail		511,821
Total Industrials		2,352,522
Information Technology — 3.3%
Communications Equipment — 0.5%
Brocade Communications Systems Inc.	28,457	262,658
Cisco Systems Inc.	8,450	268,034
Total Communications Equipment		530,692
Internet Software & Services — 0.6%
Alphabet Inc., Class A Shares	132	106,136	*
eBay Inc.	6,100	200,690	*
Facebook Inc., Class A Shares	2,100	269,367	*
VeriSign Inc.	2,091	163,600	*
Total Internet Software & Services		739,793
IT Services — 0.4%
Amdocs Ltd.	2,532	146,476
Cognizant Technology Solutions Corp., Class A Shares	2,082	99,332	*
Leidos Holdings Inc.	3,742	161,954
NeuStar Inc., Class A Shares	3,742	99,500	*
Total IT Services		507,262
Semiconductors & Semiconductor Equipment — 0.4%
NVIDIA Corp.	3,705	253,866
QUALCOMM Inc.	1,968	134,808
Texas Instruments Inc.	1,950	136,851
Total Semiconductors & Semiconductor Equipment		525,525

See Notes to Consolidated Financial Statements.

18	QS Strategic Real Return Fund 2016 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Software — 0.3%
Electronic Arts Inc.	2,862	$244,415	*
Microsoft Corp.	2,004	115,430
Total Software		359,845
Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc.	6,143	694,466
FUJIFILM Holdings Corp.	5,800	214,655	(b)
Samsung Electronics Co., Ltd.	293	427,032	(b)
Total Technology Hardware, Storage & Peripherals		1,336,153
Total Information Technology		3,999,270
Materials — 1.1%
Chemicals — 0.4%
Dow Chemical Co.	3,632	188,247
EMS-Chemie Holding AG, Registered Shares	348	186,738	(b)
Johnson Matthey PLC	3,300	141,055	(b)
Total Chemicals		516,040
Construction Materials — 0.2%
Boral Ltd.	37,424	193,983	(b)
Containers & Packaging — 0.3%
Avery Dennison Corp.	2,972	231,192
International Paper Co.	3,300	158,334
Total Containers & Packaging		389,526
Metals & Mining — 0.1%
Boliden AB	3,337	78,360	(b)
Paper & Forest Products — 0.1%
UPM-Kymmene OYJ	8,365	176,646	(b)
Total Materials		1,354,555
Real Estate — 0.2%
Real Estate Management & Development — 0.2%
China Resources Land Ltd.	34,000	95,881	(b)
Country Garden Holdings Co., Ltd.	247,000	130,928	(b)
Total Real Estate		226,809
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.5%
AT&T Inc.	2,506	101,769
Nippon Telegraph & Telephone Corp.	6,336	289,367	(b)
PT Telekomunikasi Indonesia Persero Tbk	569,500	188,646	(b)
Total Diversified Telecommunication Services		579,782

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Annual Report	19

Consolidated schedule of investments (cont’d)

September 30, 2016

QS Strategic Real Return Fund

Security		Shares	Value
Wireless Telecommunication Services — 0.2%
KDDI Corp.		7,300	$224,640	(b)
Total Telecommunication Services			804,422
Utilities — 0.8%
Electric Utilities — 0.4%
Edison International		2,143	154,832
Endesa SA		5,784	123,971	(b)
Korea Electric Power Corp.		3,302	161,706	(b)
Total Electric Utilities			440,509
Multi-Utilities — 0.2%
National Grid PLC		9,077	128,286	(b)
Veolia Environnement SA		5,801	133,434	(b)
Total Multi-Utilities			261,720
Water Utilities — 0.2%
Guangdong Investment Ltd.		176,000	280,905	(b)
Total Utilities			983,134
Total Common Stocks (Cost — $19,593,913)			24,308,291
Investments in Underlying Funds — 16.2%
SPDR S&P 500 ETF Trust		36,898	7,981,037
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares		134,883	11,699,752
Total Investments in Underlying Funds (Cost — $14,141,661)			19,680,789
Total Investments before Short-Term Investments (Cost — $96,101,805)			108,167,811

	Rate
Short-Term Investments — 7.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $8,636,909)	0.423%	8,636,909	8,636,909
Total Investments — 95.8% (Cost — $104,738,714#)			116,804,720
Other Assets in Excess of Liabilities — 4.2%			5,057,885
Total Net Assets — 100.0%			$121,862,605

*	Non-income producing security.

(a)	Rate shown represents yield-to-maturity.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $105,273,105.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ETF	— Exchange-Traded Fund
REIT	— Real Estate Investment Trust
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

20	QS Strategic Real Return Fund 2016 Annual Report

Consolidated statement of assets and liabilities

September 30, 2016

Assets:
Investments, at value (Cost — $104,738,714)	$116,804,720
Foreign currency, at value (Cost — $15,012)	15,065
Cash	3,079,188
Deposits with brokers for open futures contracts	1,503,054
Receivable from broker — variation margin on open futures contracts	569,758
Unrealized appreciation on forward foreign currency contracts	244,965
Interest and dividends receivable	237,820
Prepaid expenses	29,750
Total Assets	122,484,320

Liabilities:
Unrealized depreciation on forward foreign currency contracts	210,042
Payable for securities purchased	107,926
Payable for Fund shares repurchased	70,056
Investment management fee payable	69,344
Trustees’ fees payable	2,368
Service and/or distribution fees payable	812
Foreign currency collateral due to brokers for open futures contracts, at value (Cost — $352)	353
Accrued expenses	160,814
Total Liabilities	621,715
Total Net Assets	$121,862,605

Net Assets:
Par value (Note 7)	$104
Paid-in capital in excess of par value	109,241,434
Accumulated net investment loss	(229,342)
Accumulated net realized gain on investments, futures contracts, written options and foreign currency transactions	187,239
Net unrealized appreciation on investments, futures contracts and foreign currencies	12,663,170
Total Net Assets	$121,862,605

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Annual Report	21

Consolidated statement of assets and liabilities (cont’d)

September 30, 2016

Net Assets:
Class A	$1,142,736
Class A2	$1,358,431
Class C	$372,709
Class I	$905,915
Class IS	$118,082,814

Shares Outstanding:
Class A	98,292
Class A2	118,169
Class C	32,942
Class I	76,311
Class IS	10,070,564

Net Asset Value:
Class A (and redemption price)	$11.63
Class A2 (and redemption price)	$11.50
Class C*	$11.31
Class I (and redemption price)	$11.87
Class IS (and redemption price)	$11.73
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.34
Class A2 (based on maximum initial sales charge of 5.75%)	$12.20

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

22	QS Strategic Real Return Fund 2016 Annual Report

Consolidated statement of operations

For the Year Ended September 30, 2016

Investment Income:
Dividends	$1,474,766
Return of capital (Note 1(l))	(150,094)
Net Dividends and Distributions	1,324,672
Interest	522,860
Less: Foreign taxes withheld	(36,527)
Total Investment Income	1,811,005

Expenses:
Investment management fee (Note 2)	890,736
Custody fees	80,040
Registration fees	71,623
Audit and tax fees	70,364
Fund accounting fees	37,172
Shareholder reports	33,614
Legal fees	32,561
Commodity pool reports	32,500
Trustees’ fees	13,185
Service and/or distribution fees (Notes 2 and 5)	11,036
Transfer agent fees (Note 5)	10,317
Insurance	3,184
Fees recaptured by investment manager (Note 2)	417
Miscellaneous expenses	12,055
Total Expenses	1,298,804
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(119,979)
Net Expenses	1,178,825
Net Investment Income	632,180

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,692,665
Futures contracts	(4,006,126)
Written options	156,485
Foreign currency transactions	128,696
Net Realized Loss	(1,028,280)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,154,546
Futures contracts	730,537
Written options	(2,260)
Foreign currencies	237,827
Change in Net Unrealized Appreciation (Depreciation)	6,120,650
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	5,092,370
Increase in Net Assets From Operations	$5,724,550

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Annual Report	23

Consolidated statements of changes in net assets

For the Years Ended September 30,	2016	2015

Operations:
Net investment income	$632,180	$26,974
Net realized loss	(1,028,280)	(18,472,407)
Change in net unrealized appreciation (depreciation)	6,120,650	(2,836,953)
Increase (Decrease) in Net Assets From Operations	5,724,550	(21,282,386)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(500,003)
Net realized gains	(4,371,056)	(2,104,826)
Decrease in Net Assets From Distributions to Shareholders	(4,371,056)	(2,604,829)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	6,382,490	24,772,642
Reinvestment of distributions	4,370,748	2,604,619
Cost of shares repurchased	(10,562,590)	(27,733,232)
Increase (Decrease) in Net Assets From Fund Share Transactions	190,648	(355,971)
Increase (Decrease) in Net Assets	1,544,142	(24,243,186)

Net Assets:
Beginning of year	120,318,463	144,561,649
End of year*	$121,862,605	$120,318,463
* Includes accumulated net investment loss and overdistributed net investment income, respectively, of:	$(229,342)	$(7,077,616)

See Notes to Consolidated Financial Statements.

24	QS Strategic Real Return Fund 2016 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2016	2015	2014[2]	2013[3]	2012[3]	2011[3]

Net asset value, beginning of year	$11.57	$13.78	$14.20	$14.16	$13.27	$12.73

Income (loss) from operations:
Net investment income (loss)	0.01	(0.06)	0.04	0.06	0.10	0.18
Net realized and unrealized gain (loss)	0.48	(1.96)	(0.06)	0.26	0.87	0.87
Total income (loss) from operations	0.49	(2.02)	(0.02)	0.32	0.97	1.05

Less distributions from:
Net investment income	—	—	—	(0.22)	(0.07)	(0.51)
Net realized gains	(0.43)	(0.19)	(0.40)	(0.06)	(0.01)	—
Total distributions	(0.43)	(0.19)	(0.40)	(0.28)	(0.08)	(0.51)

Net asset value, end of year	$11.63	$11.57	$13.78	$14.20	$14.16	$13.27
Total return[4]	4.41%	(14.82)%	(0.15)%	2.27%	7.39%	8.42%

Net assets, end of year (000s)	$1,143	$1,864	$3,697	$5,156	$7,573	$7,201

Ratios to average net assets:
Gross expenses[5]	1.47%[6]	1.49%[6]	1.58%[7]	1.52%	1.51%	2.46%
Net expenses[5,8,9]	1.33 [6]	1.32 [6]	1.32 [7]	1.32	1.31	1.31
Net investment income (loss)	0.07	(0.49)	0.32 [7]	0.41	0.75	1.33

Portfolio turnover rate	41%	65%	25%	55%	66%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Annual Report	25

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.47	$13.69	$14.13	$14.16	$14.01

Income (loss) from operations:
Net investment income (loss)	(0.00) [5]	(0.06)	0.02	0.03	0.01
Net realized and unrealized gain (loss)	0.46	(1.97)	(0.06)	0.27	0.14
Total income (loss) from operations	0.46	(2.03)	(0.04)	0.30	0.15

Less distributions from:
Net investment income	—	—	—	(0.27)	—
Net realized gains	(0.43)	(0.19)	(0.40)	(0.06)	—
Total distributions	(0.43)	(0.19)	(0.40)	(0.33)	—

Net asset value, end of year	$11.50	$11.47	$13.69	$14.13	$14.16
Total return[6]	4.27%	(15.07)%	(0.30)%	2.17%	1.07%

Net assets, end of year (000s)	$1,358	$1,435	$1,844	$1,672	$154

Ratios to average net assets:
Gross expenses[7]	1.75%[8]	1.77%	2.08%[9]	1.83%[8]	1.74%[9]
Net expenses[7,10,11]	1.53 [8]	1.53	1.52 [9]	1.49 [8]	1.51 [9]
Net investment income (loss)	(0.01)	(0.50)	0.17 [9]	0.24	1.20 [9]

Portfolio turnover rate	41%	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	For the period October 31, 2012 (inception date) to November 30, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	Annualized.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

26	QS Strategic Real Return Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2016	2015	2014[2]	2013[3]	2012[3]	2011[3]

Net asset value, beginning of year	$11.35	$13.63	$14.13	$14.07	$13.22	$12.66

Income (loss) from operations:
Net investment income (loss)	(0.07)	(0.17)	(0.05)	(0.05)	(0.00) [4]	0.08
Net realized and unrealized gain (loss)	0.46	(1.92)	(0.05)	0.26	0.86	0.89
Total income (loss) from operations	0.39	(2.09)	(0.10)	0.21	0.86	0.97

Less distributions from:
Net investment income	—	—	—	(0.09)	(0.00) [4]	(0.41)
Net realized gains	(0.43)	(0.19)	(0.40)	(0.06)	(0.01)	—
Total distributions	(0.43)	(0.19)	(0.40)	(0.15)	(0.01)	(0.41)

Net asset value, end of year	$11.31	$11.35	$13.63	$14.13	$14.07	$13.22
Total return[5]	3.68%	(15.50)%	(0.74)%	1.49%	6.52%	7.79%

Net assets, end of year (000s)	$373	$490	$1,035	$1,260	$1,808	$2,061

Ratios to average net assets:
Gross expenses[6]	2.28%	2.32%[7]	2.42%[8]	2.43%	2.45%	3.41%
Net expenses[6,9,10]	2.08	2.07 [7]	2.07 [8]	2.07	2.06	2.06
Net investment income (loss)	(0.62)	(1.33)	(0.42) [8]	(0.33)	(0.02)	0.57

Portfolio turnover rate	41%	65%	25%	55%	66%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Annual Report	27

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2016	2015	2014[2]		2013[3]	2012[3]	2011[3]

Net asset value, beginning of year	$11.77	$14.02	$14.42		$14.19	$13.30	$12.75

Income (loss) from operations:
Net investment income (loss)	0.05	(0.01)	0.07		0.10	(0.04)	0.07
Net realized and unrealized gain (loss)	0.48	(2.01)	(0.07)		0.26	1.05	1.03
Total income (loss) from operations	0.53	(2.02)	(0.00)	[4]	0.36	1.01	1.10

Less distributions from:
Net investment income	—	(0.04)	—		(0.07)	(0.11)	(0.55)
Net realized gains	(0.43)	(0.19)	(0.40)		(0.06)	(0.01)	—
Total distributions	(0.43)	(0.23)	(0.40)		(0.13)	(0.12)	(0.55)

Net asset value, end of year	$11.87	$11.77	$14.02		$14.42	$14.19	$13.30
Total return[5]	4.68%	(14.62)%	(0.01)%		2.59%	7.64%	8.76%

Net assets, end of year (000s)	$906	$808	$955		$890	$613	$122,282

Ratios to average net assets:
Gross expenses[6]	1.17%[7]	1.24%[7]	1.44%[8]		1.26%[7]	1.22%	1.61%
Net expenses[6,9,10]	1.08 [7]	1.08 [7]	1.07	[8]	1.07 [7]	1.06	1.06
Net investment income (loss)	0.47	(0.05)	0.61	[8]	0.69	(0.32)	0.61

Portfolio turnover rate	41%	65%	25%		55%	66%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

28	QS Strategic Real Return Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.62	$13.85	$14.22	$14.19	$12.99

Income (loss) from operations:
Net investment income	0.06	0.01	0.08	0.10	0.15
Net realized and unrealized gain (loss)	0.48	(2.00)	(0.05)	0.26	1.17
Total income (loss) from operations	0.54	(1.99)	0.03	0.36	1.32

Less distributions from:
Net investment income	—	(0.05)	—	(0.27)	(0.12)
Net realized gains	(0.43)	(0.19)	(0.40)	(0.06)	(0.00)	[5]
Total distributions	(0.43)	(0.24)	(0.40)	(0.33)	(0.12)

Net asset value, end of year	$11.73	$11.62	$13.85	$14.22	$14.19
Total return[6]	4.83%	(14.58)%	0.21%	2.60%	10.25%

Net assets, end of year (000s)	$118,083	$115,721	$137,031	$133,765	$123,690

Ratios to average net assets:
Gross expenses[7]	1.08%	1.04%	1.08%[8]	1.09%	1.06%[8]
Net expenses[7,9,10]	0.98	0.98	0.97 [8]	0.97	0.96	[8]
Net investment income	0.55	0.04	0.70 [8]	0.74	1.16	[8]

Portfolio turnover rate	41%	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	For the period December 15, 2011 (inception date) to November 30, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Annual Report	29

Notes to consolidated financial statements

1. Organization and significant accounting policies

QS Strategic Real Return Fund (formerly QS Legg Mason Strategic Real Return Fund ) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange

30	QS Strategic Real Return Fund 2016 Annual Report

or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

QS Strategic Real Return Fund 2016 Annual Report	31

Notes to consolidated financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$44,163,067	—	$44,163,067
Corporate bonds & notes	—	736,401	—	736,401
U.S. government & agency obligations	—	19,279,263	—	19,279,263
Common stocks:
Consumer discretionary	$2,089,303	1,023,511	—	3,112,814
Consumer staples	1,007,867	1,183,853	—	2,191,720
Energy	1,040,774	875,691	—	1,916,465
Financials	2,436,940	2,251,706	—	4,688,646
Health care	2,411,133	266,801	—	2,677,934
Industrials	1,277,450	1,075,072	—	2,352,522
Information technology	3,357,583	641,687	—	3,999,270
Materials	577,773	776,782	—	1,354,555
Real estate	—	226,809	—	226,809
Telecommunication services	101,769	702,653	—	804,422
Utilities	154,832	828,302	—	983,134
Investments in underlying funds	19,680,789	—	—	19,680,789
Total long-term investments	$34,136,213	$74,031,598	—	$108,167,811
Short-term investments†	8,636,909	—	—	8,636,909
Total investments	$42,773,122	$74,031,598	—	$116,804,720
Other financial instruments:
Futures contracts	622,701	—	—	622,701
Forward foreign currency contracts	—	244,965	—	244,965
Total other financial instruments	$622,701	$244,965	—	$867,666
Total	$43,395,823	$74,276,563	—	$117,672,386

32	QS Strategic Real Return Fund 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$58,745	—	—	$58,745
Forward foreign currency contracts	—	$210,042	—	210,042
Total	$58,745	$210,042	—	$268,787

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2016, securities valued at $9,852,867 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

QS Strategic Real Return Fund 2016 Annual Report	33

Notes to consolidated financial statements (cont’d)

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

34	QS Strategic Real Return Fund 2016 Annual Report

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

QS Strategic Real Return Fund 2016 Annual Report	35

Notes to consolidated financial statements (cont’d)

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $210,042. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as

36	QS Strategic Real Return Fund 2016 Annual Report

soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

QS Strategic Real Return Fund 2016 Annual Report	37

Notes to consolidated financial statements (cont’d)

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$5,609,703	$19,275,107	$(24,884,810)
(b)	606,391	(606,391)	—

(a)	Reclassifications are due to a tax net operating loss and losses realized by the Fund’s wholly owned subsidiary.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, a tax net operating loss which offsets short-term capital gains for tax purposes and book/tax differences in the treatment of inflation protected securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Investors, LLC (“QS Investors”) is the Fund’s adviser and a subadviser. Prior to April 1, 2016, QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”) was the Fund’s investment adviser. ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd (“Western Japan”) are also the Fund’s subadvisers. Prior to April 1, 2016, QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) was a subadviser to the Fund. Western Asset also manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between LMPFA and Western Asset (“Western Asset Agreement”). LMPFA, QS Investors, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period. Prior to April 1, 2016, QS LMGAA and QS Batterymarch were wholly-owned subsidiaries of Legg Mason.

Under the management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to QS Investors the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short term instruments allocated to Western Asset. QS Investors is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. QS Investors also provides management for a portion of the Fund’s assets.

LMPFA pays QS Investors (prior to April 1, 2016, LMPFA paid QS LMGAA) for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by QS Investors to the Subsidiary. Prior to April 1, 2016, LMPFA paid QS Batterymarch for its services to the Fund a sub-advisory fee,

38	QS Strategic Real Return Fund 2016 Annual Report

calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by QS Batterymarch. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. For Western Asset’s cash management services to the Fund pursuant to the Western Asset Agreement, LMPFA, not the Fund, pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by LMPFA. Western Asset pays Western Asset Limited for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited. Western Asset pays Western Japan for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual fund operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2017, may be terminated prior to that date by agreement of LMPFA and the Board of Trustees, and may be terminated at any time after that date by LMPFA. The arrangements, however, may be modified by LMPFA to decrease total annual fund operating expenses at any time.

During the year ended September 30, 2016, fees waived and/or expenses reimbursed amounted to $119,979.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

QS Strategic Real Return Fund 2016 Annual Report	39

Notes to consolidated financial statements (cont’d)

Pursuant to these arrangements, at September 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires September 30, 2017	$9,563	$8,576	$3,462	$2,799	$125,431
Expires September 30, 2018	4,247	3,951	1,753	1,481	91,577
Expires September 30, 2019	1,961	2,972	854	861	113,331
Total fee waivers/expense reimbursements subject to recapture	$15,771	$15,499	$6,069	$5,141	$330,339

For the year ended September 30, 2016, LMPFA recaptured $15, $355, and $47 for Class A, Class A2 and Class I shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2016, LMIS and its affiliates retained sales charges of $403 and $840 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended September 30, 2016, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$12

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2016, Legg Mason and its affiliates owned 97% of the Fund.

40	QS Strategic Real Return Fund 2016 Annual Report

3. Investments

During the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$16,264,305	$28,585,746
Sales	27,992,770	28,308,349

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,779,141
Gross unrealized depreciation	(1,247,526)
Net unrealized appreciation	$11,531,615

At September 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	22	12/17	$5,440,122	$5,441,425	$1,303
Australian 10-Year Bonds	1	12/16	104,492	104,865	373
Dax Index	2	12/16	576,704	590,461	13,757
S&P GSCI	271	10/16	24,072,171	24,657,613	585,442
S&P/TSX 60	6	12/16	785,551	782,225	(3,326)
SPI 200 Index	6	12/16	622,358	621,770	(588)
U.S. Treasury 10-Year Notes	17	12/16	2,233,143	2,229,125	(4,018)
United Kingdom Long Gilt Bonds	40	12/16	6,797,067	6,752,938	(44,129)
					548,814
Contracts to Sell:
90-Day Eurodollar	22	12/18	5,428,979	5,434,276	(5,297)
Canadian 10-Year Bonds	16	12/16	1,798,316	1,791,776	6,540
Euro-Bund	34	12/16	6,342,040	6,328,726	13,314
FTSE 100 Index	3	12/16	265,263	266,650	(1,387)
Japanese 10-Year Bonds	43	12/16	6,460,983	6,459,011	1,972
					15,142
Net unrealized appreciation on open futures contracts					$563,956

QS Strategic Real Return Fund 2016 Annual Report	41

Notes to consolidated financial statements (cont’d)

During the year ended September 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of September 30, 2015	218	$33,510
Options written	2,660	464,010
Options closed	(2,436)	(455,443)
Options exercised	—	—
Options expired	(442)	(42,077)
Written options, outstanding as of September 30, 2016	—	—

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	60,430,000	USD	603,262	Bank of America N.A.	10/14/16	$(7,096)
CAD	2,360,000	USD	1,822,429	Citibank N.A.	10/14/16	(23,417)
JPY	72,600,000	USD	724,009	Citibank N.A.	10/14/16	(7,780)
USD	1,821,422	CAD	2,360,000	Citibank N.A.	10/14/16	22,410
AUD	3,433,000	USD	2,574,681	HSBC Bank USA, N.A.	10/20/16	51,922
CAD	7,993,000	USD	6,082,814	HSBC Bank USA, N.A.	10/20/16	10,462
CHF	1,369,000	USD	1,410,729	HSBC Bank USA, N.A.	10/20/16	(254)
EUR	19,987,000	USD	22,504,363	HSBC Bank USA, N.A.	10/20/16	(35,346)
GBP	3,514,000	USD	4,642,345	HSBC Bank USA, N.A.	10/20/16	(86,113)
JPY	543,600,000	USD	5,317,630	HSBC Bank USA, N.A.	10/20/16	46,550
JPY	52,800,000	USD	521,286	HSBC Bank USA, N.A.	10/20/16	(262)
MXN	48,670,000	USD	2,527,222	HSBC Bank USA, N.A.	10/20/16	(21,802)
NOK	21,520,000	USD	2,613,246	HSBC Bank USA, N.A.	10/20/16	78,727
NOK	12,540,000	USD	1,566,199	HSBC Bank USA, N.A.	10/20/16	2,450
NZD	3,556,000	USD	2,592,146	HSBC Bank USA, N.A.	10/20/16	(4,552)
SEK	13,920,000	USD	1,645,818	HSBC Bank USA, N.A.	10/20/16	(21,887)
SEK	3,250,000	USD	380,684	HSBC Bank USA, N.A.	10/20/16	(1,533)
USD	220,447	AUD	287,000	HSBC Bank USA, N.A.	10/20/16	862
USD	1,011,971	CAD	1,325,000	HSBC Bank USA, N.A.	10/20/16	1,888
USD	3,529,546	CHF	3,404,000	HSBC Bank USA, N.A.	10/20/16	22,419
USD	159,788	EUR	142,000	HSBC Bank USA, N.A.	10/20/16	154
USD	878,581	GBP	676,000	HSBC Bank USA, N.A.	10/20/16	2,083
USD	245,428	NZD	337,000	HSBC Bank USA, N.A.	10/20/16	203
USD	1,027,313	JPY	103,613,223	Bank of America N.A.	11/10/16	3,991
USD	291,329	JPY	29,412,158	Citibank N.A.	11/10/16	844
Total						$34,923

42	QS Strategic Real Return Fund 2016 Annual Report

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at September 30, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[2]	$23,502	—	$13,757	$585,442	$622,701
Forward foreign currency contracts	—	$244,965	—	—	244,965
Total	$23,502	$244,965	$13,757	$585,442	$867,666

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Futures contracts[2]	$53,444	—	$5,301	$58,745
Forward foreign currency contracts	—	$210,042	—	210,042
Total	$53,444	$210,042	$5,301	$268,787

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

QS Strategic Real Return Fund 2016 Annual Report	43

Notes to consolidated financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(217,562)	—	—	$(217,562)
Written options	156,485	—	—	156,485
Futures contracts	(734,629)	—	$(3,271,497)	(4,006,126)
Forward foreign currency contracts[2]	—	$232,155	—	232,155
Total	$(795,706)	$232,155	$(3,271,497)	$(3,835,048)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	$(15,001)	—	—	—	$(15,001)
Written options	(2,260)	—	—	—	(2,260)
Futures contracts	(14,611)	—	$8,456	$736,692	730,537
Forward foreign currency contracts[2]	—	$237,402	—	—	237,402
Total	$(31,872)	$237,402	$8,456	$736,692	$950,678

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the year ended September 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$25,094
Written options†	15,556
Futures contracts (to buy)	72,425,235
Futures contracts (to sell)	63,775,745
Forward foreign currency contracts (to buy)	51,874,241
Forward foreign currency contracts (to sell)	4,204,028

†	At September 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at September 30, 2016:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$569,758	—	$569,758
Forward foreign currency contracts	244,965	—	244,965
Total	$814,723	—	$814,723

44	QS Strategic Real Return Fund 2016 Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at September 30, 2016:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$210,042	—	$210,042

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$3,377	$1,998
Class A2	3,362	5,342
Class C	4,297	867
Class I	—	832
Class IS	—	1,278
Total	$11,036	$10,317

For the year ended September 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,961
Class A2	2,972
Class C	854
Class I	861
Class IS	113,331
Total	$119,979

QS Strategic Real Return Fund 2016 Annual Report	45

Notes to consolidated financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended September 30, 2016	Year Ended September 30, 2015
Net Investment Income:
Class A	—	—
Class A2	—	—
Class C	—	—
Class I	—	$2,522
Class IS	—	497,481
Total	—	$500,003

Net Realized Gains:
Class A	$57,463	$47,011
Class A2	51,513	25,202
Class C	18,211	13,258
Class I	32,701	12,820
Class IS	4,211,168	2,006,535
Total	$4,371,056	$2,104,826

7. Shares of beneficial interest

At September 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,575	$131,226	2,655	$33,471
Shares issued on reinvestment	5,172	57,155	3,593	46,801
Shares repurchased	(79,632)	(900,996)	(113,372)	(1,441,193)
Net decrease	(62,885)	$(712,615)	(107,124)	$(1,360,921)

Class A2
Shares sold	20,155	$225,911	21,486	$272,779
Shares issued on reinvestment	4,709	51,513	1,951	25,202
Shares repurchased	(31,870)	(359,441)	(33,035)	(416,980)
Net decrease	(7,006)	$(82,017)	(9,598)	$(118,999)

Class C
Shares sold	496	$5,552	5,776	$66,741
Shares issued on reinvestment	1,683	18,211	1,032	13,258
Shares repurchased	(12,363)	(136,680)	(39,650)	(495,139)
Net decrease	(10,184)	$(112,917)	(32,842)	$(415,140)

46	QS Strategic Real Return Fund 2016 Annual Report

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	17,402	$202,542	16,063	$206,765
Shares issued on reinvestment	2,904	32,701	1,160	15,342
Shares repurchased	(12,665)	(145,473)	(16,632)	(214,588)
Net increase	7,641	$89,770	591	$7,519

Class IS
Shares sold	520,713	$5,817,259	1,852,076	$24,192,886
Shares issued on reinvestment	379,043	4,211,168	191,882	2,504,016
Shares repurchased	(785,186)	(9,020,000)	(1,985,150)	(25,165,332)
Net increase	114,570	$1,008,427	58,808	$1,531,570

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2016	2015
Distributions paid from:
Net long-term capital gains	$4,371,056	$2,604,829

As of September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$2,442,305
Other book/tax temporary differences(a)	(1,950,017)
Unrealized appreciation/(depreciation)(b)	12,128,779
Total accumulated earnings/(losses) — net	$12,621,067

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax differences in the treatment of passive foreign investment companies and inflation protected securities.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

QS Strategic Real Return Fund 2016 Annual Report	47

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the QS Strategic Real Return Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the QS Strategic Real Return Fund (formerly, QS Legg Mason Strategic Real Return Fund) (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2016

48	QS Strategic Real Return Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Strategic Real Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015) and Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

QS Strategic Real Return Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

50	QS Strategic Real Return Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

QS Strategic Real Return Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

52	QS Strategic Real Return Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Strategic Real Return Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	QS Strategic Real Return Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2016:

Record Date:	12/8/2015
Payable Date:	12/9/2015
Long-Term Capital Gain Dividend	$0.427590

Please retain this information for your records.

QS Strategic Real Return Fund	55

QS

Strategic Real Return Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Investors, LLC

Subadvisers

ClearBridge Investments, LLC

QS Investors, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013120 11/6 SR16-2912

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2015 and September 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $205,455 in September 30, 2015 and $89,074 in September 30, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2015 and $3,250 in September 30, 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,565 in September 30, 2015 and $42,737 in September 30, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,762 in September 30, 2015 and $2,599 in September 30, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2015 and September 30, 2016; Tax Fees were 100% and 100% for September 30, 2015 and September 30, 2016; and Other Fees were 100% and 100% for September 30, 2015 and September 30, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $348,474 in September 30, 2015 and $197,515 in September 30, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 22, 2016